UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

June 17, 2022

Date of report (date of earliest event reported)

MusclePharm Corporation

(Exact name of registrant as specified in its charter)

Nevada	000-53166	77-0664193
(State or other jurisdictions of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

6728 W. Sunset Rd. Ste. 130, Las Vegas, NV 89118
(Address of principal executive offices) (Zip Code)

(800) 859-3010
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of June 17, 2022, MusclePharm Corporation (the “Company”) appointed Mr. Eric Chin as the Company’s Chief Accounting Officer.

Mr. Chin, age 42, joins the Company from Apollo Medical Holdings Inc., where he served as Chief Financial Officer. From 2015 to 2018, Mr. Chin served as the Controller/Head of Finance - Real Estate of Public Storage. From 2011 to 2015, he served as Assistant Vice-President - Financial Reporting of Alexandria Real Estate Equities, Inc. Mr. Chin began his career at Ernst & Young, LLP in 2002. Mr. Chin is a Certified Public Accountant. He received his Bachelor of Arts in Business/Economics with Accounting and Computing from UCLA.

The Company has agreed to pay Mr. Chin a base salary of $400,000 per year and he is eligible to receive an annual discretionary performance bonus targeted at 50% of his base salary for 2022 subject to the achievement of certain performance metrics.

In connection with his appointment, it is expected that Mr. Chin will enter into the Company’s standard form of indemnification agreement, the form of which has been filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on August 27, 2012.

Mr. Chin does not have a family relationship with any director or executive officer of the Company or person nominated or chosen by the Company to become a director or executive officer, and there are no arrangements or understandings between Mr. Chin and any other person pursuant to which Mr. Chin was selected to serve as Chief Accounting Officer of the Company. There have been no transactions involving Mr. Chin that would require disclosure under Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MUSCLEPHARM CORPORATION

By:	/s/ Sabina Rizvi
Name:	Sabina Rizvi
Title:	Chief Financial Officer

Date: June 22, 2022